UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – September 30, 2014
Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard Growth and Income Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	20.42%
Admiral™ Shares	20.55
S&P 500 Index	19.73
Large-Cap Core Funds Average	17.40
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$36.02	$42.69	$0.640	$0.000
Admiral Shares	58.82	69.71	1.119	0.000

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market advanced for the 12 months ended September 30, 2014, despite investors’ concerns over the strength of the global economy, geopolitical turmoil, and the winding down of the Federal Reserve’s bond-buying program.

Vanguard Growth and Income Fund returned about 20% for the fiscal year. Its return exceeded that of its benchmark, the Standard & Poor’s 500 Index, and the average return of its large-capitalization core fund peers.

The fund posted strong results across all industry sectors. The industrial, consumer discretionary, and materials sectors contributed most to its outperformance.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report. Please note that as of September 30, 2014, the fund had realized capital gains (primarily long-term) equal to about 6% of fund assets. Gains are distributed in December.

Brief patchiness for stocks didn’t hinder solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the fiscal year ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and the Fed’s gradual shift from its accommodative policies restrained more recent results.

During the period’s final months, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine and anxiety over China’s slower growth and Europe’s slumping economy. International stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

All sectors contributed to the fund’s robust result
The Growth and Income Fund invests in a diversified portfolio of hundreds of large-cap stocks. The goal of the fund is to outpace the S&P 500 Index while maintaining similar risk and sector profiles. To do this, all of the fund’s three advisors use a quantitative investment strategy. They develop—and constantly refine—computer models to pinpoint opportunities among large-cap stocks.

During the period, the fund’s result was bolstered by large-caps’ strong performance. After posting exceptional results earlier in the period, small-cap stocks retreated amid growing concerns over their valuations. In general, small companies tend to be more volatile and

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.36%	0.26%	1.15%
The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.37% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

vulnerable to sharp swings in share price than large companies. This is the case partly because they lack the balance-sheet heft and other resources available to larger firms.

The underperformance of small-caps this fiscal year stands in contrast to recent years, when large-cap stocks lagged. Of course, market leadership alternates over time; that’s one of the reasons Vanguard suggests broad diversification as the best course.

For the 12 months, all of the fund’s sectors delivered double-digit gains.

Industrials contributed most to outperformance. Outsized positions in aerospace and defense stocks benefited as increased conflict in the Middle East led to expectations of greater demand for military equipment and contractors from the U.S. government and its allies. Commercial airline stocks also did well. The carriers have raised their earnings through industry consolidation, improved pricing dynamics, and more efficient use of seating capacity.

Choices among consumer discretionary and materials stocks were additional sources of strength. In consumer discretionary, the advisors took advantage of solid resort hotel, movie and entertainment company, and online retailer stocks. Limited exposure to some restaurants also helped.

In materials, holdings among commodity chemical manufacturers benefited from lower U.S. natural gas prices, which helped

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Growth and Income Fund Investor Shares	7.37%
S&P 500 Index	8.11
Large-Cap Core Funds Average	6.92
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

lower their raw material costs. The fund’s weakest performance was in financials. The advisors missed several opportunities by underweighting some diversified banking stocks.

For more about the advisors’ strategy and the fund’s positioning during the 12 months, please see the Advisors’ Report that follows this letter.

The fund is now well positioned for competitive long-term results
For the decade ended September 30, 2014, Investor Shares of the Growth and Income Fund returned an annual average of 7.37%, lagging the benchmark but beating the average return of peers.

The fund suffered along with the broader stock market during the 2008–2009 financial crisis. It was a highly volatile period and an especially difficult one for funds relying on quantitative stock-selection strategies. The years immediately after the crisis remained a challenge, but the fund has shown its resilience and, over the past four years, has succeeded in outpacing its benchmark.

Some of this improvement coincides with changes that have taken place in the fund’s management. As you may be aware, this is the third year that the fund has used a multimanager approach. All the advisors share a quantitative strategy, but each brings to the table a slightly different approach, providing a diversification benefit to investors. We’re confident that these diverse yet complementary approaches will deliver competitive returns for you and other investors over the long term.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2014

6

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 20.42% for the 12 months ended September 30. The fund’s Admiral Shares returned 20.55%. Its benchmark, the Standard & Poor’s 500 Index, returned 19.73%, and the average return of its large-cap core fund peers was 17.40%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2014.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Equity Investment	33	1,933	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
D. E. Shaw Investment	33	1,928	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Los Angeles Capital	33	1,922	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Cash Investments	1	113	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

7

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the fiscal year ended September 30, 2014, equities continued to produce above-average returns. The broad U.S. equity market as measured by the Russell 3000 Index rose 17.76%. The Russell 1000 Index of large-capitalization stocks gained 19.01%, and the Russell 2000 Index of small-cap stocks was up 3.93%. All ten sectors in the fund’s benchmark, the Standard & Poor’s 500 Index, produced positive results. Information technology, health care, and financials did best; consumer discretionary, energy, and telecommunication services companies lagged.

Part of the strength in the U.S. equity markets can be attributed to the continued accommodative policies of central banks and lower volatility in the financial markets. The labor market continued to recover, and at fiscal year-end the U.S. unemployment rate fell to 5.9%—a level not seen since July 2008. That said, many factors could still affect the markets in the coming months, including the U.S. mid-term elections and the winding down of the Federal Reserve’s bond-purchase program at the end of October.

It’s important to understand how portfolio performance is affected by the macro factors listed above, but we think it is also important to focus on our approach, which emphasizes specific stock fundamentals. Our process compares stocks within the same industry groups in order to identify those with characteristics that we believe will help them outperform over the long run. We use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then use the results of our model to construct our portfolio. Our goal is to maximize expected return and minimize exposure to risks that our research indicates do not improve returns, such as market-capitalization and other risks in relation to our benchmark.

The model’s effectiveness during the period was promising. Our stock selection was positive in eight of the ten sectors in the benchmark, although we underperformed in financials.

At the individual stock level, the largest contributions came from overweight positions in Southwest Airlines and Hewlett-Packard. Relative to the benchmark, we benefited from underweighting or avoiding poorly performing stocks including eBay and General Motors.

Unfortunately, we could not avoid all laggards. Overweight positions in Bank of America and Intel lowered results. Underweighting two companies—Actavis and Williams—that were not positively identified by the fundamentals in our model also hurt our relative performance.

8

D. E. Shaw Investment
Management, L.L.C.

Portfolio Managers:

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer

Philip Kearns, Ph.D., Managing Director

Equity market valuations for the fiscal year ended September 30, 2014, were primarily driven by macroeconomic developments in the United States, Europe, and emerging markets. Stock markets appeared particularly sensitive to U.S. federal budget negotiations in late 2013, the Federal Reserve’s tapering of its monetary stimulus program, and tensions in Ukraine and the Middle East.

The continued resurgence of the U.S. oil industry, making the country less reliant on imports from the Middle East, was perhaps a major factor in the resilience of U.S. stock prices. Stronger-than-expected GDP growth and employment data, solid corporate profits, and rising merger-and-acquisition activity also seemed to contribute. And evidence of the United States’ strengthening economy and buoyant equity markets may have helped bolster global stock markets amid signs, albeit temporary, of weakness in China’s manufacturing sector.

The portion of Vanguard Growth and Income Fund managed by D. E. Shaw Investment Management, L.L.C. (DESIM) outpaced its Standard & Poor’s 500 Index benchmark for the period. We generally attribute this to three major factors: bottom-up stock selection; exposure to common risk factors such as value, growth, and market capitalization; and exposure to industry groups. Based on our analysis, the performance of the portion of the fund managed by DESIM was driven mostly by stock selection. The three largest single-stock contributors were underweight positions in Chevron and Gilead and an overweight allocation to LyondellBasell. The three biggest single-stock detractors were underweight positions in Google and Microsoft and an overweight allocation to Coach.

Common risk factors slightly crimped returns. The relative performance of the portion of the fund managed by DESIM benefited from modest exposures to high-momentum, low-dividend-yield, and value stocks, but small exposures to low-liquidity and high-volatility stocks detracted. Sector and industry deviations from benchmark weights boosted results modestly.

Favorable trends in the U.S. equity markets may have overcome potential problems including unrest in Ukraine and the Middle East, concerns about U.S. budgetary politics, and a reduction in the Federal Reserve’s monetary stimulus program. We believe that potential shocks on the macroeconomic or political front in the United States, Europe, or China constitute clear current risks.

9

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA, Chairman and Principal

Hal W. Reynolds, CFA, Chief Investment Officer and Principal

For the fiscal year ended September 30, the S&P 500 Index rose 19.73%, with gains broadly distributed across economic sectors. Mergers and acquisitions and divestment activity were important drivers of return. Falling growth rates and lower long-term interest rates have pushed companies to seek greater efficiencies while lowering their capital costs. To the surprise of many investors, U.S. profit margins continued to expand. Despite low real GDP estimates by historical standards, year-over-year profit growth remained strong, with earnings quality at one of the highest levels since the financial crisis. As the third quarter came to an end, however, investor concerns about valuations and growth rates rose again. The Chicago Board Options Exchange Volatility Index (VIX) moved well above its one-year average to 16.3.

Stocks with strong earnings yields and higher growth expectations contributed to return. Larger-capitalization stocks have been particularly strong, outpacing small-caps over the past year by 15%, a level not seen since the 1990s. Growth outpaced value, and higher-yielding stocks underperformed as investors anticipated an eventual rise in interest rates. Companies with higher foreign revenues also lagged because of the relative strength of the U.S. economy versus Europe and Japan.

Growth-oriented sectors including health care (biotechnology) and technology (internet) were the strongest performers. Energy was among the weakest sectors as prices fell as a result of expanded supply, Saudi Arabia’s price cuts, and increasing talk of divestment by institutional investors. These same factors were positive for transportation stocks, which benefited from the prospect of falling energy prices. Deteriorating growth projections hurt capital goods, cyclicals, and retail.

Over the year, the portfolio shifted out of cyclicals and finance toward the growth of technology and the stability of utilities. The portfolio increased its exposure to more attractively valued larger-market-cap securities with strong profit margins, and reduced its exposure to volatile, distressed securities. Today, the portfolio is positioned toward attractively priced securities with above-average earnings growth expectations.

10

Growth and Income Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.36%	0.26%
30-Day SEC Yield	1.64%	1.75%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	700	502	3,768
Median Market Cap	$61.9B	$75.5B	$51.1B
Price/Earnings Ratio	18.3x	19.1x	20.5x
Price/Book Ratio	2.7x	2.7x	2.6x
Return on Equity	19.0%	19.1%	17.8%
Earnings Growth
Rate	15.5%	15.2%	15.2%
Dividend Yield	2.1%	2.0%	1.9%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	133%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.8%	11.7%	12.5%
Consumer Staples	9.1	9.5	8.3
Energy	8.8	9.7	9.1
Financials	14.4	16.3	17.4
Health Care	16.0	13.9	13.5
Industrials	11.3	10.3	11.2
Information
Technology	18.9	19.7	19.0
Materials	3.8	3.5	3.8
Telecommunication
Services	3.1	2.4	2.2
Utilities	2.8	3.0	3.0

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.00	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.7%
Johnson & Johnson	Pharmaceuticals	2.3
Exxon Mobil Corp.	Integrated Oil & Gas	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
Pfizer Inc.	Pharmaceuticals	1.7
Microsoft Corp.	Systems Software	1.7
Merck & Co. Inc.	Pharmaceuticals	1.6
Procter & Gamble Co.	Household Products	1.5
Gilead Sciences Inc.	Biotechnology	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.4
Top Ten		19.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.37% for Investor Shares and 0.26% for Admiral Shares.

11

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund*Investor
	Shares	20.42%	15.89%	7.37%	$20,363
••••••••	S&P 500 Index	19.73	15.70	8.11	21,804
– – – –	Large-Cap Core Funds Average	17.40	13.80	6.92	19,531
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	20.55%	16.02%	7.51%	$103,172
S&P 500 Index	19.73	15.70	8.11	109,022
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

12

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.9%)[1]
Consumer Discretionary (11.5%)
	Home Depot Inc.	526,078	48,262
	Lowe’s Cos. Inc.	811,322	42,935
	Comcast Corp. Class A	762,580	41,012
	Walt Disney Co.	434,475	38,681
	Wyndham Worldwide Corp.	455,297	36,997
*	Priceline Group Inc.	26,410	30,598
	NIKE Inc. Class B	336,700	30,034
	Time Warner Inc.	331,934	24,965
*	Netflix Inc.	54,800	24,725
	Time Warner Cable Inc.	143,320	20,565
	Cablevision Systems Corp.
	Class A	1,165,432	20,407
	McDonald’s Corp.	205,871	19,519
	Viacom Inc. Class B	186,682	14,363
*	AutoZone Inc.	28,115	14,329
	Delphi Automotive plc	230,300	14,127
	Marriott International Inc.
	Class A	201,126	14,059
	Expedia Inc.	148,801	13,038
*	Chipotle Mexican Grill Inc.
	Class A	19,470	12,978
	Newell Rubbermaid Inc.	371,685	12,790
	Ford Motor Co.	853,680	12,626
	Best Buy Co. Inc.	370,385	12,441
*	O’Reilly Automotive Inc.	79,300	11,924
	H&R Block Inc.	360,100	11,167
	Kohl’s Corp.	172,880	10,551
	PVH Corp.	83,010	10,057
	General Motors Co.	289,061	9,233
	Omnicom Group Inc.	116,050	7,991
*	Charter Communications
	Inc. Class A	51,200	7,750
	Starbucks Corp.	100,940	7,617
	Graham Holdings Co.
	Class B	10,750	7,521
*	Fossil Group Inc.	78,140	7,337
	Macy’s Inc.	111,680	6,498

			Market
			Value
		Shares	($000)
*	DIRECTV	72,277	6,253
	Gap Inc.	143,296	5,974
	Interpublic Group of
	Cos. Inc.	324,585	5,946
	Staples Inc.	437,462	5,293
	Wynn Resorts Ltd.	25,437	4,759
*	Ulta Salon Cosmetics &
	Fragrance Inc.	38,800	4,585
	Johnson Controls Inc.	83,160	3,659
*	MGM Resorts International	159,000	3,622
*	Amazon.com Inc.	10,250	3,305
	Goodyear Tire & Rubber Co.	126,900	2,866
	Target Corp.	44,390	2,782
*	NVR Inc.	2,404	2,717
	Signet Jewelers Ltd.	21,000	2,392
	Whirlpool Corp.	16,186	2,357
*	Liberty Global plc	56,985	2,337
	GameStop Corp. Class A	53,437	2,202
*	TripAdvisor Inc.	23,000	2,103
*	Liberty Media Corp.	41,600	1,955
	Ross Stores Inc.	21,400	1,617
	Hasbro Inc.	28,517	1,568
*	Discovery Communications
	Inc. Class A	39,940	1,510
*	Discovery
	Communications Inc.	39,940	1,489
*	Apollo Education Group Inc.	50,460	1,269
	DeVry Education Group Inc.	23,050	987
*,^	Sears Holdings Corp.	38,700	976
	Starwood Hotels &
	Resorts Worldwide Inc.	11,240	935
*	Time Inc.	34,021	797
*	Kate Spade & Co.	20,600	540
*	Jarden Corp.	7,346	442
*	Visteon Corp.	3,600	350
*	Sirius XM Holdings Inc.	100,300	350
*	Sally Beauty Holdings Inc.	12,100	331
	SeaWorld Entertainment Inc.	16,900	325
	Genuine Parts Co.	2,657	233
	Advance Auto Parts Inc.	1,700	221

14

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Lamar Advertising Co.
	Class A	4,200	207
*	Lee Enterprises Inc.	56,400	191
	Lear Corp.	1,800	156
	Big 5 Sporting Goods Corp.	16,229	152
	Tractor Supply Co.	2,240	138
*	Live Nation
	Entertainment Inc.	5,570	134
	Wendy’s Co.	16,100	133
*	Tempur Sealy
	International Inc.	2,200	124
*	Orbitz Worldwide Inc.	14,700	116
*	Ascena Retail Group Inc.	6,900	92
	TJX Cos. Inc.	1,280	76
*	Cooper-Standard Holding Inc.	1,200	75
	L Brands Inc.	1,110	74
*	Biglari Holdings Inc.	210	71
	DineEquity Inc.	700	57
*	Libbey Inc.	2,077	55
*	Christopher & Banks Corp.	5,100	50
	Einstein Noah
	Restaurant Group Inc.	2,100	42
*	Brookfield Residential
	Properties Inc.	2,200	42
	Regis Corp.	2,500	40
*	Hyatt Hotels Corp. Class A	580	35
*	Townsquare Media Inc.	2,830	34
	CTC Media Inc.	4,860	32
*	New York & Co. Inc.	9,193	28
	Spartan Motors Inc.	5,099	24
	Hooker Furniture Corp.	1,220	19
*	Ambassadors Group Inc.	4,798	18
*	Citi Trends Inc.	700	15
	New Media Investment
	Group Inc.	882	15
*	Liberty Interactive Corp.
	Class A	400	11
*	La Quinta Holdings Inc.	600	11
*	Weight Watchers
	International Inc.	397	11
*	Barnes & Noble Inc.	500	10
	Blyth Inc.	1,000	8
*	New Home Co. Inc.	600	8
*	Central European Media
	Enterprises Ltd. Class A	3,100	7
	Las Vegas Sands Corp.	100	6
	Twenty-First Century
	Fox Inc. Class A	122	4
	Abercrombie & Fitch Co.	100	4
	Lincoln Educational
	Services Corp.	1,215	3
*	Liberty TripAdvisor
	Holdings Inc. Class A	100	3
	Marcus Corp.	200	3
*	Express Inc.	200	3

			Market
			Value
		Shares	($000)
*	Boyd Gaming Corp.	208	2
*	Quiksilver Inc.	800	1
*	Furniture Brands
	International Inc.	600	—
			678,484
Consumer Staples (8.9%)
	Procter & Gamble Co.	1,084,740	90,836
	Coca-Cola Co.	1,399,834	59,717
	Wal-Mart Stores Inc.	742,279	56,762
	PepsiCo Inc.	478,981	44,588
	Philip Morris
	International Inc.	521,268	43,474
	CVS Health Corp.	418,050	33,272
	Archer-Daniels-Midland Co.	486,120	24,841
*	Constellation Brands Inc.
	Class A	256,568	22,362
	Dr Pepper Snapple
	Group Inc.	315,644	20,299
	Tyson Foods Inc. Class A	469,196	18,472
	Kimberly-Clark Corp.	166,467	17,907
	Kroger Co.	267,860	13,929
	Mondelez International Inc.
	Class A	382,040	13,091
	Molson Coors Brewing Co.
	Class B	158,500	11,799
	Altria Group Inc.	225,557	10,362
	Coca-Cola Enterprises Inc.	221,640	9,832
	Avon Products Inc.	706,470	8,901
	Sysco Corp.	109,927	4,172
	Costco Wholesale Corp.	28,517	3,574
	Safeway Inc.	75,810	2,600
	Walgreen Co.	41,880	2,482
	Campbell Soup Co.	55,020	2,351
	Hormel Foods Corp.	37,709	1,938
	General Mills Inc.	37,480	1,891
	JM Smucker Co.	18,093	1,791
*	Pilgrim’s Pride Corp.	53,800	1,644
	Reynolds American Inc.	19,895	1,174
	Estee Lauder Cos. Inc.
	Class A	13,325	996
	Keurig Green Mountain Inc.	7,600	989
	Kraft Foods Group Inc.	16,509	931
*	Adecoagro SA	37,600	331
	Cott Corp.	10,502	72
*	Crimson Wine Group Ltd.	6,540	60
*	Farmer Bros Co.	300	9
			527,449
Energy (8.6%)
	Exxon Mobil Corp.	1,141,547	107,363
	Occidental
	Petroleum Corp.	551,099	52,988
	Anadarko Petroleum Corp.	430,266	43,646
	Chevron Corp.	365,072	43,560
	ConocoPhillips	492,990	37,724

15

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Schlumberger Ltd.	213,529	21,714
	EOG Resources Inc.	194,700	19,279
	Valero Energy Corp.	404,870	18,733
	Phillips 66	199,850	16,250
	Kinder Morgan Inc.	357,180	13,694
	Hess Corp.	145,100	13,686
	Marathon Petroleum Corp.	153,100	12,963
	Nabors Industries Ltd.	541,963	12,335
	Chesapeake Energy Corp.	508,830	11,698
	National Oilwell Varco Inc.	143,800	10,943
*	Newfield Exploration Co.	253,900	9,412
*	Cameron International Corp.	118,710	7,880
	Devon Energy Corp.	106,041	7,230
	Marathon Oil Corp.	182,510	6,861
	Baker Hughes Inc.	101,220	6,585
	Halliburton Co.	91,500	5,903
*	Southwestern Energy Co.	155,800	5,445
	Helmerich & Payne Inc.	33,011	3,231
*	FMC Technologies Inc.	52,400	2,846
	Denbury Resources Inc.	141,930	2,133
	QEP Resources Inc.	59,830	1,842
	Spectra Energy Corp.	40,594	1,594
	ONEOK Inc.	17,900	1,173
	EnLink Midstream LLC	23,600	975
*	Seventy Seven Energy Inc.	38,926	924
	Williams Cos. Inc.	15,400	852
*	WPX Energy Inc.	24,800	597
*	Unit Corp.	7,287	427
*	Pacific Drilling SA	37,200	308
*	Harvest Natural
	Resources Inc.	72,800	267
	Tesoro Corp.	3,264	199
*	TransAtlantic Petroleum Ltd.	11,437	103
*	Willbros Group Inc.	11,400	95
*	Kosmos Energy Ltd.	8,500	85
	North Atlantic Drilling Ltd.	12,200	81
*	Dorian LPG Ltd.	2,900	52
	Ocean Rig UDW Inc.	2,142	35
	Nordic American
	Offshore Ltd.	1,839	32
	EQT Corp.	300	27
*	Apco Oil and Gas
	International Inc.	1,836	24
	North American Energy
	Partners Inc.	3,300	21
*	Pioneer Energy
	Services Corp.	1,100	15
*	Cobalt International
	Energy Inc.	1,100	15
*	Key Energy Services Inc.	2,700	13
*	CHC Group Ltd.	2,300	13
*	Clayton Williams
	Energy Inc.	100	10
*	Hyperdynamics Corp.	4,218	8
*	Goodrich Petroleum Corp.	400	6

			Market
			Value
		Shares	($000)
	Plains GP Holdings LP
	Class A	142	4
*	Ceres Inc.	7,000	3
	Cosan Ltd.	100	1
			503,903
Financials (14.0%)
	Wells Fargo & Co.	1,453,807	75,409
	JPMorgan Chase & Co.	973,571	58,648
	Citigroup Inc.	1,108,578	57,447
	Capital One Financial Corp.	558,940	45,621
*	Berkshire Hathaway Inc.
	Class B	282,725	39,056
	Bank of America Corp.	1,821,790	31,062
	American Express Co.	323,403	28,311
	American International
	Group Inc.	479,200	25,886
	Assurant Inc.	394,110	25,341
	Goldman Sachs Group Inc.	137,820	25,300
	Ameriprise Financial Inc.	188,704	23,282
	KeyCorp	1,548,540	20,642
	Simon Property Group Inc.	115,899	19,056
	Travelers Cos. Inc.	190,026	17,851
	SunTrust Banks Inc.	454,750	17,294
	McGraw Hill Financial Inc.	198,400	16,755
	Navient Corp.	944,600	16,729
	Discover Financial Services	235,738	15,179
	Aon plc	165,760	14,532
	Legg Mason Inc.	264,096	13,511
	Host Hotels & Resorts Inc.	598,800	12,772
	PNC Financial Services
	Group Inc.	148,498	12,709
	Aflac Inc.	207,087	12,063
	BlackRock Inc.	35,264	11,578
	Lincoln National Corp.	215,530	11,548
	Prudential Financial Inc.	123,339	10,846
	Progressive Corp.	428,839	10,841
	Regions Financial Corp.	1,079,590	10,839
	Unum Group	303,000	10,417
	General Growth
	Properties Inc.	359,705	8,471
	Moody’s Corp.	88,300	8,344
	Crown Castle
	International Corp.	100,500	8,093
	MetLife Inc.	144,020	7,737
	Ventas Inc.	112,700	6,982
	Prologis Inc.	184,600	6,959
	BB&T Corp.	158,050	5,881
	Principal Financial
	Group Inc.	93,710	4,917
	T. Rowe Price Group Inc.	60,400	4,735
	Morgan Stanley	131,530	4,547
	Vornado Realty Trust	44,900	4,488
	HCP Inc.	110,660	4,394
*	Realogy Holdings Corp.	106,409	3,958

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
	People’s United
	Financial Inc.	231,042	3,343
	Kimco Realty Corp.	140,637	3,081
	Apartment Investment &
	Management Co. Class A	95,160	3,028
	Validus Holdings Ltd.	76,970	3,013
	Bank of New York
	Mellon Corp.	77,625	3,006
	US Bancorp	68,216	2,854
	Chubb Corp.	30,269	2,757
*	E*TRADE Financial Corp.	117,316	2,650
	Loews Corp.	52,780	2,199
	First Horizon National Corp.	178,470	2,192
	Equity Residential	30,740	1,893
	Allstate Corp.	30,770	1,888
	Leucadia National Corp.	73,354	1,749
	NASDAQ OMX Group Inc.	35,180	1,492
	Invesco Ltd.	36,460	1,439
	Equity Lifestyle
	Properties Inc.	33,200	1,406
	Public Storage	8,325	1,381
	Torchmark Corp.	25,900	1,356
	SLM Corp.	140,700	1,204
	Retail Properties of
	America Inc.	80,700	1,181
	Hartford Financial
	Services Group Inc.	29,530	1,100
	XL Group plc Class A	32,507	1,078
	Northern Trust Corp.	15,580	1,060
	Charles Schwab Corp.	34,900	1,026
*	CBRE Group Inc. Class A	30,616	911
	ACE Ltd.	7,900	829
	AG Mortgage
	Investment Trust Inc.	39,800	708
	CIT Group Inc.	14,100	648
	Excel Trust Inc.	52,170	614
	Health Care REIT Inc.	8,500	530
	Columbia Property Trust Inc.	21,500	513
	Erie Indemnity Co. Class A	6,143	466
	Endurance Specialty
	Holdings Ltd.	8,000	441
	Macerich Co.	6,538	417
	State Street Corp.	4,000	294
	Chimera Investment Corp.	96,100	292
	Symetra Financial Corp.	11,700	273
*	Genworth Financial Inc.
	Class A	18,970	249
*	NewStar Financial Inc.	16,983	191
^	Orchid Island Capital Inc.	13,100	174
	Spirit Realty Capital Inc.	15,635	172
	Home Properties Inc.	2,675	156
*	Equity Commonwealth	5,900	152
	Washington Prime Group Inc.	8,600	150
	BankUnited Inc.	4,200	128
	Voya Financial Inc.	2,900	113

			Market
			Value
		Shares	($000)
	Comerica Inc.	2,238	112
	Zions Bancorporation	3,757	109
	American Tower Corporation	1,090	102
*	Synchrony Financial	4,000	98
	Geo Group Inc.	2,100	80
	Arbor Realty Trust Inc.	8,610	58
	CME Group Inc.	700	56
	Apollo Residential
	Mortgage Inc.	3,500	54
	First Niagara Financial
	Group Inc.	6,300	53
	Plum Creek Timber Co. Inc.	1,300	51
	TFS Financial Corp.	3,500	50
	Brixmor Property Group Inc.	2,246	50
	CorEnergy Infrastructure
	Trust Inc.	6,019	45
	Starwood Property Trust Inc.	2,000	44
*	Alleghany Corp.	100	42
	Investors Real Estate Trust	4,400	34
	RCS Capital Corp. Class A	1,500	34
	Apollo Commercial Real
	Estate Finance Inc.	2,100	33
	ZAIS Financial Corp.	1,872	32
	BancorpSouth Inc.	1,600	32
	MVC Capital Inc.	2,700	29
	FelCor Lodging Trust Inc.	3,100	29
	ProAssurance Corp.	600	27
*	Flagstar Bancorp Inc.	1,495	25
	New Mountain Finance Corp.	1,700	25
	Marsh & McLennan Cos. Inc. 400		21
*	Meridian Bancorp Inc.	1,500	16
	Select Income REIT	318	8
	Suffolk Bancorp	300	6
	Oppenheimer Holdings Inc.
	Class A	200	4
*	Blue Hills Bancorp Inc.	287	4
	Monmouth Real Estate
	Investment Corp.	208	2
	Ashford Hospitality Trust Inc.	200	2
	SI Financial Group Inc.	100	1
			827,196
Health Care (15.7%)
	Johnson & Johnson	1,291,816	137,695
	Pfizer Inc.	3,433,590	101,531
	Merck & Co. Inc.	1,548,276	91,782
*	Gilead Sciences Inc.	834,410	88,823
	AbbVie Inc.	716,923	41,410
	Eli Lilly & Co.	619,605	40,181
*	Express Scripts
	Holding Co.	566,029	39,979
	Cardinal Health Inc.	390,680	29,270
*	Boston Scientific Corp.	2,244,629	26,509
	WellPoint Inc.	211,560	25,307
	UnitedHealth Group Inc.	266,018	22,944
	Allergan Inc.	110,600	19,708

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Thermo Fisher
	Scientific Inc.	156,133	19,001
	Cigna Corp.	206,738	18,749
	Abbott Laboratories	432,893	18,004
	Amgen Inc.	100,390	14,101
*	DaVita HealthCare
	Partners Inc.	178,301	13,041
*	Mylan Inc.	283,390	12,891
*	Biogen Idec Inc.	37,070	12,263
*	Edwards
	Lifesciences Corp.	112,400	11,482
	Aetna Inc.	135,820	11,001
*	Laboratory Corp. of
	America Holdings	107,110	10,898
	Bristol-Myers Squibb Co.	201,472	10,311
	Humana Inc.	76,870	10,015
*	Regeneron
	Pharmaceuticals Inc.	26,530	9,565
*	Celgene Corp.	85,982	8,149
	McKesson Corp.	41,300	8,040
*	Mallinckrodt plc	78,001	7,032
	AmerisourceBergen Corp.
	Class A	89,570	6,924
*	CareFusion Corp.	128,842	5,830
	Becton Dickinson and Co.	47,482	5,404
	CR Bard Inc.	35,370	5,048
	PerkinElmer Inc.	97,950	4,271
*	HCA Holdings Inc.	60,200	4,245
	Quest Diagnostics Inc.	63,810	3,872
	Agilent Technologies Inc.	63,380	3,611
	Stryker Corp.	42,850	3,460
	Baxter International Inc.	46,888	3,365
*	Medivation Inc.	32,400	3,203
	Medtronic Inc.	44,158	2,736
	Zoetis Inc.	51,800	1,914
*	Health Net Inc.	39,100	1,803
	Zimmer Holdings Inc.	17,200	1,729
*	Hospira Inc.	28,140	1,464
	Covidien plc	13,900	1,203
*	VCA Inc.	23,500	924
*	Sarepta Therapeutics Inc.	33,600	709
*	Myriad Genetics Inc.	17,981	694
*	Dynavax
	Technologies Corp.	357,500	511
	Universal Health
	Services Inc. Class B	3,800	397
*	Pain Therapeutics Inc.	79,492	311
*	Illumina Inc.	1,800	295
*	Neurocrine Biosciences Inc.	18,700	293
*	Catalent Inc.	10,900	273
*	XenoPort Inc.	32,277	174
*	Cytokinetics Inc.	38,100	134
	Omnicare Inc.	1,800	112
*	Allscripts Healthcare
	Solutions Inc.	8,100	109

			Market
			Value
		Shares	($000)
*	Theravance Biopharma Inc.	3,800	88
*	Puma Biotechnology Inc.	300	72
*	Infinity Pharmaceuticals Inc.	5,100	68
*	Durect Corp.	42,200	62
*	Brookdale Senior Living Inc.	1,800	58
*	Bio-Rad Laboratories Inc.
	Class A	500	57
*	Genocea Biosciences Inc.	5,929	54
*	Triple-S Management Corp.
	Class B	2,518	50
*	Amicus Therapeutics Inc.	8,300	49
*	Medical Action Industries Inc.	3,363	46
	Theravance Inc.	2,501	43
*	ImmunoCellular
	Therapeutics Ltd.	47,092	42
*	Tenax Therapeutics Inc.	9,036	36
*	BioTelemetry Inc.	5,282	35
*	Alexion Pharmaceuticals Inc.	200	33
*	Rigel Pharmaceuticals Inc.	16,979	33
*	Alere Inc.	800	31
*	Vical Inc.	25,242	28
*	Targacept Inc.	9,600	24
*	Celsion Corp.	7,500	22
	Transcept
	Pharmaceuticals Inc.	10,400	21
*	Zogenix Inc.	17,800	21
*	Eagle Pharmaceuticals Inc.	1,579	20
*	EPIRUS
	Biopharmaceuticals Inc.	2,710	20
*	BioCryst Pharmaceuticals Inc.	1,900	19
*	GlycoMimetics Inc.	2,619	18
*	Oncothyreon Inc.	9,266	18
*	KaloBios Pharmaceuticals Inc.	10,972	17
*	Arrowhead Research Corp.	1,100	16
*	Enzo Biochem Inc.	3,057	16
*	Assembly Biosciences Inc.	1,380	11
*	Repros Therapeutics Inc.	1,127	11
*	China Biologic Products Inc.	200	11
*	Cleveland Biolabs Inc.	22,800	10
*	Flexion Therapeutics Inc.	453	8
*	Neuralstem Inc.	2,500	8
*	Geron Corp.	3,000	6
*	ArQule Inc.	5,100	6
*	Biodel Inc.	3,100	5
	POZEN Inc.	700	5
*	Alimera Sciences Inc.	900	5
*	Discovery Laboratories Inc.	2,300	4
*,^	GTx Inc.	4,487	3
*	Auspex Pharmaceuticals Inc.	103	3
*	Celladon Corp.	200	2
*	Stereotaxis Inc.	600	1
*	Omeros Corp.	59	1
*	Affymax Inc.	4,600	1
*	Baxano Surgical Inc.	1,480	—
			925,918

18

Growth and Income Fund

			Market
			Value•
		Shares	($000)
Industrials (11.1%)
	General Electric Co.	4,106,490	105,208
	General Dynamics Corp.	438,530	55,733
	Boeing Co.	392,710	50,023
	Union Pacific Corp.	391,018	42,394
	Illinois Tool Works Inc.	330,700	27,918
	Southwest Airlines Co.	754,811	25,490
	Tyco International Ltd.	523,100	23,315
	Northrop Grumman Corp.	166,770	21,974
	Pitney Bowes Inc.	878,282	21,948
	United Technologies Corp.	207,210	21,881
	Lockheed Martin Corp.	114,054	20,847
	Caterpillar Inc.	204,476	20,249
	FedEx Corp.	125,329	20,234
	Raytheon Co.	189,550	19,262
	Emerson Electric Co.	215,549	13,489
	Cintas Corp.	158,200	11,167
	Republic Services Inc.
	Class A	285,780	11,151
	Delta Air Lines Inc.	307,418	11,113
	United Parcel Service Inc.
	Class B	113,039	11,111
	3M Co.	74,940	10,617
	ADT Corp.	293,800	10,418
	L-3 Communications
	Holdings Inc.	83,545	9,935
	Snap-on Inc.	80,200	9,711
	Waste Management Inc.	187,180	8,897
	Stanley Black & Decker Inc.	73,290	6,507
	Honeywell International Inc.	67,900	6,323
	Ryder System Inc.	51,395	4,624
	CSX Corp.	140,687	4,510
	Deere & Co.	53,332	4,373
*	Spirit AeroSystems
	Holdings Inc. Class A	113,800	4,331
	Ingersoll-Rand plc	75,260	4,242
	Dun & Bradstreet Corp.	33,330	3,915
	CH Robinson Worldwide Inc.	52,920	3,510
	Nielsen NV	71,600	3,174
	Dover Corp.	37,700	3,028
	Norfolk Southern Corp.	26,950	3,008
*	AerCap Holdings NV	61,400	2,511
	Danaher Corp.	28,248	2,146
*	Verisk Analytics Inc.
	Class A	31,800	1,936
	Allison Transmission
	Holdings Inc.	59,200	1,687
	Allegion plc	27,600	1,315
	Rockwell Automation Inc.	8,735	960
	Huntington Ingalls
	Industries Inc.	6,663	694
*	WABCO Holdings Inc.	7,300	664
	Masco Corp.	18,900	452
	Babcock & Wilcox Co.	15,200	421
	KAR Auction Services Inc.	13,300	381
*	MRC Global Inc.	16,200	378

			Market
			Value•
		Shares	($000)
*	Kirby Corp.	2,800	330
	MFC Industrial Ltd.	37,808	269
*	NOW Inc.	7,322	223
	Expeditors International of
	Washington Inc.	4,275	173
	Exelis Inc.	10,197	169
*	Avis Budget Group Inc.	2,900	159
	Alliant Techsystems Inc.	918	117
	PACCAR Inc.	2,000	114
	Civeo Corp.	9,300	108
	Triumph Group Inc.	1,500	98
	Pall Corp.	1,100	92
*	Spirit Airlines Inc.	1,260	87
*	Quanta Services Inc.	2,262	82
	Aegean Marine Petroleum
	Network Inc.	8,581	79
	Rockwell Collins Inc.	1,000	78
*	HD Supply Holdings Inc.	2,800	76
	Heidrick & Struggles
	International Inc.	2,872	59
*	RPX Corp.	4,018	55
	Argan Inc.	1,513	51
*	Blount International Inc.	3,200	48
*	Norcraft Cos. Inc.	2,800	45
*	Costamare Inc.	1,500	33
*	Swift Transportation Co.	1,200	25
*	Jacobs Engineering
	Group Inc.	500	24
*	Box Ships Inc.	18,631	23
	Hillenbrand Inc.	700	22
	Seaspan Corp. Class A	1,000	22
*	Meritor Inc.	1,800	20
*	United Continental
	Holdings Inc.	400	19
*	ARC Document
	Solutions Inc.	2,239	18
	Owens Corning	500	16
	Robert Half
	International Inc.	300	15
*	Old Dominion Freight
	Line Inc.	200	14
*	Air Transport Services
	Group Inc.	1,924	14
*	Genco Shipping &
	Trading Ltd. Warrants	2,303	13
	Eaton Corp. plc	200	13
	Intersections Inc.	2,940	11
*	Vectrus Inc.	566	11
	AMETEK Inc.	188	9
	AAR Corp.	200	5
	Hardinge Inc.	401	4
*	Hexcel Corp.	99	4
	Iron Mountain Inc.	20	1
			652,023

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
Information Technology (18.5%)
	Apple Inc.	2,192,181	220,862
	Microsoft Corp.	2,126,894	98,603
	International Business
	Machines Corp.	353,754	67,153
	Hewlett-Packard Co.	1,842,800	65,364
	Intel Corp.	1,397,009	48,644
*	Google Inc. Class A	77,544	45,628
	Cisco Systems Inc.	1,490,994	37,528
	Texas Instruments Inc.	725,672	34,607
*	Facebook Inc. Class A	401,810	31,759
	Computer Sciences Corp.	488,340	29,862
*	eBay Inc.	517,460	29,304
	Oracle Corp.	738,315	28,263
*	Micron Technology Inc.	789,110	27,035
*	Google Inc. Class C	43,546	25,142
	Fidelity National Information
	Services Inc.	367,404	20,685
	Symantec Corp.	814,986	19,160
	Xerox Corp.	1,344,720	17,791
	Accenture plc Class A	205,390	16,702
	Western Digital Corp.	168,105	16,360
	MasterCard Inc. Class A	218,060	16,119
	Seagate Technology plc	258,146	14,784
*	Cognizant Technology
	Solutions Corp. Class A	328,100	14,689
	Harris Corp.	216,710	14,390
	Intuit Inc.	150,000	13,147
	QUALCOMM Inc.	166,350	12,438
	Western Union Co.	766,112	12,288
*	VeriSign Inc.	222,300	12,253
	Visa Inc. Class A	57,020	12,166
*	Electronic Arts Inc.	341,400	12,157
*	Fiserv Inc.	101,575	6,565
	CA Inc.	231,310	6,463
	Corning Inc.	302,275	5,846
	NVIDIA Corp.	313,520	5,784
*	Citrix Systems Inc.	73,530	5,246
*	Adobe Systems Inc.	72,400	5,009
	Broadcom Corp. Class A	101,240	4,092
	Total System Services Inc.	125,610	3,889
	Juniper Networks Inc.	158,498	3,511
	Motorola Solutions Inc.	55,430	3,508
	Lam Research Corp.	44,353	3,313
	TE Connectivity Ltd.	45,900	2,538
	NetApp Inc.	55,950	2,404
	EMC Corp.	67,650	1,979
*	F5 Networks Inc.	16,300	1,935
	Paychex Inc.	43,700	1,932
*	CoreLogic Inc.	55,600	1,505
*	AOL Inc.	23,800	1,070
	Xilinx Inc.	22,130	937
*	EchoStar Corp. Class A	18,400	897
	Marvell Technology
	Group Ltd.	58,847	793

			Market
			Value
		Shares	($000)
*	Red Hat Inc.	12,000	674
	Analog Devices Inc.	13,439	665
	FLIR Systems Inc.	17,308	542
*	FleetCor Technologies Inc.	2,921	415
*	CommScope
	Holding Co. Inc.	11,800	282
*	Zebra Technologies Corp.	3,300	234
*	Take-Two Interactive
	Software Inc.	9,400	217
	Applied Materials Inc.	9,500	205
*	WebMD Health Corp.	3,600	150
*	Blackhawk Network
	Holdings Inc. Class B	4,564	147
*	Sonus Networks Inc.	40,812	140
*	Vistaprint NV	2,500	137
*	Autodesk Inc.	2,300	127
*	Genpact Ltd.	6,379	104
*	Flextronics International Ltd.	8,200	85
	PC-Tel Inc.	9,160	70
*	Polycom Inc.	4,700	58
	United Online Inc.	4,263	47
*	TeleCommunication
	Systems Inc. Class A	16,000	45
*	Zynga Inc. Class A	15,300	41
*	Informatica Corp.	1,100	38
*	Quantum Corp.	31,324	36
*	Global Cash Access
	Holdings Inc.	4,859	33
*	QLogic Corp.	3,500	32
*	NCI Inc. Class A	3,044	29
*	BlackBerry Ltd.	2,600	26
*	Tremor Video Inc.	10,100	24
*	Progress Software Corp.	900	22
	Brooks Automation Inc.	1,700	18
*	Eastman Kodak Co.	800	18
	AVX Corp.	1,200	16
	KLA-Tencor Corp.	200	16
*	Ciber Inc.	4,300	15
*	TriQuint Semiconductor Inc.	600	11
*	Silicon Image Inc.	2,125	11
*	Agilysys Inc.	791	9
*	Fairchild Semiconductor
	International Inc. Class A	414	6
*	Trimble Navigation Ltd.	200	6
*	ClickSoftware
	Technologies Ltd.	730	6
*	Freescale
	Semiconductor Ltd.	300	6
*	Sigma Designs Inc.	1,345	6
*	Amtech Systems Inc.	500	5
*	Net 1 UEPS Technologies Inc.	321	4
*	Canadian Solar Inc.	100	4
*	RF Micro Devices Inc.	200	2
	EVERTEC Inc.	78	2
	Daktronics Inc.	99	1

20

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Smith Micro Software Inc.	969	1
*	Mattson Technology Inc.	300	1
*	Novatel Wireless Inc.	100	—
			1,088,888
Materials (3.7%)
	LyondellBasell Industries
	NV Class A	396,500	43,084
	Monsanto Co.	250,900	28,229
	Sealed Air Corp.	636,202	22,191
	Ball Corp.	332,416	21,032
	Alcoa Inc.	937,844	15,090
	CF Industries Holdings Inc.	45,210	12,624
	PPG Industries Inc.	63,155	12,425
	Dow Chemical Co.	230,905	12,109
	United States Steel Corp.	253,700	9,937
	Mosaic Co.	179,480	7,971
	Eastman Chemical Co.	88,390	7,150
*	Owens-Illinois Inc.	246,432	6,420
	Avery Dennison Corp.	98,700	4,407
	Bemis Co. Inc.	105,940	4,028
	Sherwin-Williams Co.	11,485	2,515
	EI du Pont
	de Nemours & Co.	27,956	2,006
	Valspar Corp.	24,600	1,943
	Nucor Corp.	34,880	1,893
*	Platform Specialty
	Products Corp.	22,821	571
	Rockwood Holdings Inc.	6,900	527
*	Constellium NV Class A	18,100	445
	Mesabi Trust	17,278	330
*	Mercer International Inc.	33,700	329
	Air Products & Chemicals Inc.	2,300	299
	International Paper Co.	3,650	174
*	Berry Plastics Group Inc.	5,800	146
	Allegheny Technologies Inc.	3,701	137
*	Novagold Resources Inc.	30,800	93
	Tronox Ltd. Class A	2,601	68
*	Vista Gold Corp.	112,900	46
	FMC Corp.	710	41
*	Resolute Forest
	Products Inc.	1,400	22
*	Rare Element
	Resources Ltd.	33,288	22
*	Ryerson Holding Corp.	1,300	17
*	Orion Engineered
	Carbons SA	500	9
*	Thompson Creek
	Metals Co. Inc.	3,700	8
*	Golden Star Resources Ltd.	13,173	5
	Steel Dynamics Inc.	200	4
*	Tanzanian Royalty
	Exploration Corp.	8	—
			218,347

			Market
			Value•
		Shares	($000)
Other (0.2%)
	SPDR S&P 500 ETF Trust	49,500	9,753

Telecommunication Services (3.0%)
	AT&T Inc.	2,329,758	82,101
	Verizon
	Communications Inc.	1,047,912	52,385
	CenturyLink Inc.	630,772	25,792
	Frontier
	Communications Corp.	1,782,000	11,601
	Windstream Holdings Inc.	524,000	5,649
*	Intelsat SA	20,600	353
*	tw telecom Inc. Class A	6,800	283
*	Level 3
	Communications Inc.	4,600	210
	Cellcom Israel Ltd.	3,000	33
*	Globalstar Inc.	6,100	22
*	Alaska Communications
	Systems Group Inc.	12,500	20
			178,449
Utilities (2.7%)
	Exelon Corp.	698,830	23,823
	Edison International	386,186	21,596
	AES Corp.	1,349,418	19,135
	American Electric
	Power Co. Inc.	331,741	17,320
	Entergy Corp.	149,700	11,576
	Ameren Corp.	289,960	11,114
	AGL Resources Inc.	197,400	10,134
	PG&E Corp.	211,500	9,526
	Duke Energy Corp.	106,950	7,997
	FirstEnergy Corp.	203,820	6,842
	Dominion Resources Inc.	81,974	5,664
	Sempra Energy	44,079	4,645
	Southern Co.	59,730	2,607
	Pinnacle West Capital Corp.	42,200	2,306
	PPL Corp.	48,097	1,579
	CenterPoint Energy Inc.	40,028	979
	NextEra Energy Inc.	10,200	958
*	Calpine Corp.	44,000	955
*	Dynegy Inc. Class A	26,800	773
	TECO Energy Inc.	44,440	772
	OGE Energy Corp.	14,300	531
	Northeast Utilities	8,058	357
	Questar Corp.	3,500	78
	NorthWestern Corp.	500	23
	Consolidated Edison Inc.	280	16
	NiSource Inc.	189	8
			161,314
Total Common Stocks
(Cost $4,799,758)			5,771,724

21

Growth and Income Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.2%)[1]
	Money Market Fund (2.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.109%	126,294,475	126,294

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Fannie Mae Discount
	Notes, 0.080%, 10/6/14	200	200
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 10/8/14	4,900	4,900
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.072%, 11/21/14	500	500
6	Federal Home Loan
	Bank Discount Notes,
	0.055%, 12/3/14	1,000	1,000
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.033%, 12/19/14	100	100
			6,700
Total Temporary Cash Investments
	(Cost $132,994)		132,994
	Total Investments (100.1%)
	(Cost $4,932,752)		5,904,718
Other Assets and Liabilities (-0.1%)
	Other Assets		82,965
	Liabilities[2]		(91,248)
			(8,283)
	Net Assets (100%)		5,896,435

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,579,240
Undistributed Net Investment Income	14,924
Accumulated Net Realized Gains	331,198
Unrealized Appreciation (Depreciation)
Investment Securities	971,966
Futures Contracts	(893)
Net Assets	5,896,435

Investor Shares—Net Assets
Applicable to 69,790,297 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,979,379
Net Asset Value Per Share—
Investor Shares	$42.69

Admiral Shares—Net Assets
Applicable to 41,847,961 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,917,056
Net Asset Value Per Share—
Admiral Shares	$69.71

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $909,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.3%, respectively, of net assets.
2 Includes $984,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $5,300,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1]	113,177
Interest[2]	168
Securities Lending	145
Total Income	113,490
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,869
Performance Adjustment	981
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,675
Management and Administrative—Admiral Shares	3,048
Marketing and Distribution—Investor Shares	450
Marketing and Distribution—Admiral Shares	346
Custodian Fees	196
Auditing Fees	32
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	11
Total Expenses	17,693
Net Investment Income	95,797
Realized Net Gain (Loss)
Investment Securities Sold	639,736
Futures Contracts	20,873
Realized Net Gain (Loss)	660,609
Change in Unrealized Appreciation (Depreciation)
Investment Securities	260,237
Futures Contracts	(79)
Change in Unrealized Appreciation (Depreciation)	260,158
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,564
1 Dividends are net of foreign withholding taxes of $13,000. 2 Interest income from an affiliated company of the fund was $163,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,797	90,414
Realized Net Gain (Loss)	660,609	617,757
Change in Unrealized Appreciation (Depreciation)	260,158	125,858
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,564	834,029
Distributions
Net Investment Income
Investor Shares	(47,416)	(53,617)
Admiral Shares	(43,820)	(36,430)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(91,236)	(90,047)
Capital Share Transactions
Investor Shares	(393,996)	(383,262)
Admiral Shares	338,592	276,911
Net Increase (Decrease) from Capital Share Transactions	(55,404)	(106,351)
Total Increase (Decrease)	869,924	637,631
Net Assets
Beginning of Period	5,026,511	4,388,880
End of Period[1]	5,896,435	5,026,511
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,924,000 and $10,362,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$36.02	$30.73	$23.86	$23.98	$22.34
Investment Operations
Net Investment Income	. 671.631		.549	.482	.418
Net Realized and Unrealized Gain (Loss)
on Investments	6.639	5.288	6.846	(.124)	1.630
Total from Investment Operations	7.310	5.919	7.395	.358	2.048
Distributions
Dividends from Net Investment Income	(. 640)	(. 629)	(. 525)	(. 478)	(.408)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 640)	(. 629)	(. 525)	(. 478)	(.408)
Net Asset Value, End of Period	$42.69	$36.02	$30.73	$23.86	$23.98

Total Return[1]	20.42%	19.54%	31.27%	1.28%	9.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,979	$2,869	$2,798	$2,548	$3,020
Ratio of Total Expenses to Average Net Assets[2]	0.37%	0.36%	0.36%	0.32%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.90%	1.94%	1.78%	1.74%
Portfolio Turnover Rate	133%	109%	102%	120%	94%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$58.82	$50.18	$38.97	$39.15	$36.48
Investment Operations
Net Investment Income	1.176	1.097	.952	.832	.722
Net Realized and Unrealized Gain (Loss)
on Investments	10.833	8.633	11.168	(.199)	2.666
Total from Investment Operations	12.009	9.730	12.120	.633	3.388
Distributions
Dividends from Net Investment Income	(1.119)	(1.090)	(.910)	(.813)	(.718)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.119)	(1.090)	(.910)	(.813)	(.718)
Net Asset Value, End of Period	$69.71	$58.82	$50.18	$38.97	$39.15

Total Return	20.55%	19.69%	31.40%	1.39%	9.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,917	$2,157	$1,591	$1,131	$1,199
Ratio of Total Expenses to Average Net Assets[1]	0.26%	0.26%	0.25%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.00%	2.05%	1.89%	1.85%
Portfolio Turnover Rate	133%	109%	102%	120%	94%
1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

27

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

28

Growth and Income Fund

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $760,000 for the year ended September 30, 2014.

For the year ended September 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $981,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $588,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,771,724	—	—
Temporary Cash Investments	126,294	6,700	—
Futures Contracts—Liabilities[1]	(229)	—	—
Total	5,897,789	6,700	—
1 Represents variation margin on the last day of the reporting period.

29

Growth and Income Fund

E. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	218	107,120	(876)
E-mini S&P 500 Index	December 2014	55	5,405	(17)
				(893)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,604,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $318,390,000 to offset taxable capital gains realized during the year ended September 30, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2014, the fund had $27,467,000 of ordinary income and $339,558,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $4,942,594,000. Net unrealized appreciation of investment securities for tax purposes was $962,124,000, consisting of unrealized gains of $1,022,864,000 on securities that had risen in value since their purchase and $60,740,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2014, the fund purchased $7,232,775,000 of investment securities and sold $7,266,753,000 of investment securities, other than temporary cash investments.

30

Growth and Income Fund

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	208,737	5,202	212,836	6,415
Issued in Lieu of Cash Distributions	46,158	1,157	52,142	1,640
Redeemed	(648,891)	(16,224)	(648,240)	(19,450)
Net Increase (Decrease)—Investor Shares	(393,996)	(9,865)	(383,262)	(11,395)
Admiral Shares
Issued	536,136	8,191	485,483	8,814
Issued in Lieu of Cash Distributions	40,816	624	33,824	649
Redeemed	(238,360)	(3,640)	(242,396)	(4,496)
Net Increase (Decrease) —Admiral Shares	338,592	5,175	276,911	4,967

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,604,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $91,236,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	20.42%	15.89%	7.37%
Returns After Taxes on Distributions	19.97	15.53	6.85
Returns After Taxes on Distributions and Sale of Fund Shares	11.89	12.85	5.99

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,069.68	$1.92
Admiral Shares	1,000.00	1,070.31	1.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.21	$1.88
Admiral Shares	1,000.00	1,023.76	1.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board noted the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The firm employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The firm employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions change. The price of factor risk evolves over time in a way that can be captured in a model akin to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization. LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

36

The board did not consider profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

37

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

38

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2009–2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board
(chemicals); Director of Tyco International, Ltd.	of Hillenbrand, Inc. (specialized consumer services),
(diversified manufacturing and services), Hewlett-	and of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),	machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112014

Annual Report | September 30, 2014

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	24
About Your Fund’s Expenses.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	22.08%
Institutional Plus Shares	22.17
S&P 500 Index	19.73
Large-Cap Core Funds Average	17.40
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Structured Broad Market Fund
Institutional Shares	21.10%
Institutional Plus Shares	21.16
Russell 3000 Index	17.76
Multi-Cap Core Funds Average	14.62
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$32.42	$38.88	$0.613	$0.000
Institutional Plus Shares	64.10	76.94	1.201	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$32.59	$37.28	$0.564	$1.374
Institutional Plus Shares	65.15	74.52	1.169	2.745

Chairman’s Letter

Dear Shareholder,

U.S. stocks climbed to record highs during the 12 months ended September 30, 2014, despite occasional reversals because of concerns about the pace of economic growth, the prospect of rising interest rates, and bouts of instability abroad.

Contributing to the strong performance were generally solid corporate earnings, robust mergers and acquisitions, an improving labor market, and the Federal Reserve’s still accommodative monetary policy. Institutional Shares of Vanguard Structured Large-Cap Equity Fund returned 22.08% for the fiscal year, about 2 percentage points better than the result for its benchmark, the Standard & Poor’s 500 Index, and more than 4 percentage points better than the average return of peer funds. The return for Institutional Plus Shares was 22.17%.

With mid- and small-capitalization stocks not returning as much as their large-cap counterparts, Institutional Shares of Vanguard Structured Broad Market Fund returned 21.10% for the 12 months, and Institutional Plus Shares returned 21.16%. The relative performance of this fund, however, was even stronger than for the large-cap fund. It beat the return of its benchmark, the Russell 3000 Index, by more than 3 percentage points and the average return of peer funds by more than 6 percentage points.

All ten market sectors produced double-digit returns for the benchmark indexes of both funds. More than half of the sectors contributed to the funds’ outperformance of their benchmarks.

Please note that as of September 30, 2014, the Structured Broad Market Fund had realized short-term capital gains equal to about 3% of fund assets and long-term capital gains equal to about 8% of fund assets. Gains will be distributed in December.

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months.

Healthy corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual reduction of its bond purchases weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, coupled with China’s slower growth and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

Bonds bounced back strongly, even given their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

Stock selection among industrials fueled the funds’ outperformance
Vanguard Equity Investment Group, through its Quantitative Equity Group, was successful over the 12 months in using its proprietary computer models to identify high-quality stocks that were available at good prices and have the potential to grow faster than their peers. The funds met their objective of producing benchmark-beating returns without taking on significantly more risk through sector or market-capitalization tilts. (For more information on the funds’ quantitative approach to active management, please see the text box on page 6.)

The steadier earnings and higher yields of companies with larger market capitalizations held more allure for investors, especially in the second half of the fiscal year as prospects for economic growth cooled. These companies’ more attractive valuations played a role as well, given the strong run small-caps have had since the financial crisis. These factors gave the Structured Large-Cap Equity Fund a boost over the Structured Broad Market Fund, which invests across the market-capitalization spectrum.

The industrial stocks held by the funds accounted for roughly one-third of the Large-Cap Fund’s relative outperformance and about one-half of the Broad Market Fund’s. The advisor’s outsized positions in aerospace and defense stocks climbed amid increased turmoil in the Middle East, which led to expectations of greater demand for military equipment. The funds benefited, too, from holdings in the commercial airline industry, where consolidation, improved pricing dynamics, and more efficient use of seating capacity have led to higher earnings. A third area of strength was railroad stocks, as the boom in the oil and gas industry has contributed to a surge in rail traffic.

There were other pockets of outperformance as well, including internet-related and computer hardware stocks in the information technology sector, as well as food producers and food and drug retailers in consumer staples.

There were a few missteps, notably among financials, where the funds largely missed out on the strong performances of some big banks. The Broad Market Fund’s return was also dampened by some consumer finance stocks in its portfolio.

For more information about the advisor’s approach and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

The funds’ long-term returns have topped those of their benchmarks
The advisor’s disciplined, quantitative strategy has produced strong relative returns in recent years when fundamental stock analysis has paid off, but that same strategy was less successful right after the financial crisis when stocks were rebounding in lockstep with one another.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares (Returns since inception: 5/15/2006)	7.65%
S&P 500 Index	7.42
Large-Cap Core Funds Average	6.23
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Structured Broad Market Fund Institutional Plus Shares	8.76%
Russell 3000 Index	8.44
Multi-Cap Core Funds Average	7.29
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

So while the funds have gone through periods of under- and outperformance over relatively short stretches of time, it is pleasing to note that the investment process practiced by your fund’s advisor has met its objective of producing benchmark-beating results over the long term.

The Broad Market Fund’s Institutional Plus Shares, which have been around the longest, have produced an average annual return of 8.76% over the last decade, outpacing the fund’s benchmark, the Russell 3000 Index (8.44%), and its peers (7.29%).

The Large-Cap Fund’s Institutional Plus Shares, launched in 2006, posted an average annual return of 7.65% since their inception a little more than eight years ago. That put the fund ahead of its benchmark, the S&P 500 Index (7.42%), and peer funds (6.23%).

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For, at vanguard.com/research.)

Quant funds: Active management with more risk control

Index fund managers seek to closely match the risks and returns of an index. Traditional active fund managers seek to outperform, typically without much regard to close index tracking.

Quantitative investing has features of both strategies. As with indexing, quantitative fund managers rely on sophisticated computer models to build risk-controlled portfolios. And like traditional active managers, quants seek to outperform an index—but they impose more risk controls.

Vanguard’s Quantitative Equity Group (QEG) seeks to build a portfolio that focuses on paying a reasonable price for future earnings growth. In doing so, it analyzes the same types of fundamental data, such as earnings growth prospects and balance-sheet quality, that other active managers do. The difference is that QEG uses a proprietary computer model to systematically evaluate thousands of companies very quickly and efficiently, without the human emotion that can cloud decision-making.

That still leaves room for good judgment, though. Each day, as they seek to beat the benchmark, the managers consider making small adjustments to their holdings, subject to minimizing turnover costs and meeting strict, internally set risk targets. Those targets include closely matching the index’s sector weights, an area where QEG believes that the risk of deviating from the benchmark isn’t justified by the rewards. It’s a fine balance between trying to outperform and controlling risk.

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2014

Advisor’s Report

For the fiscal year ended September 30, 2014, Vanguard Structured Large-Cap Equity Fund returned 22.08% for Institutional Shares and 22.17% for Institutional Plus Shares, outpacing the return of 19.73% for its benchmark, the S&P 500 Index. Vanguard Structured Broad Market Fund returned 21.10% for Institutional Shares and 21.16% for Institutional Plus Shares, beating the return of 17.76% for its benchmark, the Russell 3000 Index.

Over the 12 months, equities provided investors with above-average returns, but results were buoyed by a strong first half of the fiscal year. For example, the Russell 3000 Index returned 12.28% for the first six months, compared with 4.88% for the last six. Large- and mid-capitalization stocks outperformed smaller-cap equities in the United States. Globally, the U.S. equity market continued to outpace other developed markets and emerging markets.

Performances for all ten sectors within the broad market were positive. Results were best among health care, information technology, and materials companies. Telecommunication services, energy, and consumer discretionary companies were the laggards for the period, although they too produced double-digit returns.

Part of the ongoing strength in the U.S. equity markets can be attributed to the continued accommodative policies of central banks around the world and a lower volatility environment across financial markets. In the beginning of July, the Chicago Board Options Exchange Volatility Index (VIX) registered its lowest level, 10.3, in the last five years. Volatility began to trend back up in August and September, but still finished the period at levels below the index’s long-term average.

The labor market continued to recover, as the unemployment rate fell to 5.9% at the end of the period, a level not seen since July 2008. In addition, personal income levels have risen and savings rates have dropped slightly, indicating possible spending increases by consumers. GDP recovered from a disappointing first quarter, and both manufacturing and non-manufacturing activity indexes were moving higher.

That being said, there are still many factors that can affect the markets in the coming months: the uncertainty of midterm elections in the United States, the impact of the Federal Reserve’s winding down of its bond-purchase program at the end of October, speculation as to when interest rates will rise, and geopolitical uncertainties across the globe.

Although it’s important to understand how overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing emphasizes specific stock fundamentals. We employ a process that compares stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run. This strict quantitative process is based on a combination of valuation and other factors that are focused on fundamental growth. We use the results of our model to construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as deviations from market capitalization and sector weightings relative to our benchmark.

The model’s effectiveness over the period was strong across sectors. The Structured Large-Cap Equity Fund produced positive stock selection results in six of the ten sectors in the benchmark, with the strongest results in industrials, information technology, and consumer staples. We underperformed in financials, and to a lesser extent in health care, telecommunication services, and energy. The Structured Broad Market Equity Fund produced positive stock selection results in seven of the ten sectors in the benchmark, benefiting the most from strong selection in industrials and information technology. We underperformed slightly in financials and telecommunication services and were on par with the benchmark for utilities.

Structured Large-Cap Equity Fund
At the individual stock level, the largest contributions to the fund’s return came from overweight positions in Hewlett-Packard (+72%), Southwest Airlines (+89%), and Western Digital (+55%). In addition, when comparing the portfolio’s performance to that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as eBay (+2%) and General Motors (–9%).

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Chesapeake Energy (–5%) and Best Buy (–11%) directly hindered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, like Bank of America (+24%) and Intel (+57%), hurt our overall performance relative to the fund’s benchmark.

Structured Broad Market Equity Fund
At the individual stock level, the largest contributions to the fund’s return came from overweight positions in Facebook (+66%), Pilgrim’s Pride (+82%), and Delta Air Lines (+72%). Relative to the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Ford (–10%) and United Technologies (0%).

Overweight positions in Portfolio Recovery Associates (–15%) and Covance (–9%) directly hindered performance. Here, too, underweighting Bank of America (+24%) and Intel (+57%) hurt our overall performance relative to the fund’s benchmark.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 21, 2014

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.79%	1.86%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	167	502	3,768
Median Market Cap	$58.0B	$75.5B	$51.1B
Price/Earnings Ratio	17.7x	19.1x	20.5x
Price/Book Ratio	2.7x	2.7x	2.6x
Return on Equity	19.2%	19.1%	17.8%
Earnings Growth
Rate	17.1%	15.2%	15.2%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	68%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.3%	11.7%	12.5%
Consumer Staples	8.8	9.5	8.3
Energy	9.2	9.7	9.1
Financials	15.4	16.3	17.4
Health Care	14.8	13.9	13.5
Industrials	10.7	10.3	11.2
Information
Technology	18.7	19.7	19.0
Materials	4.0	3.5	3.8
Telecommunication
Services	2.9	2.4	2.2
Utilities	3.2	3.0	3.0

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.03	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.4%
Johnson & Johnson	Pharmaceuticals	2.3
Exxon Mobil Corp.	Integrated Oil & Gas	2.0
Wells Fargo & Co.	Diversified Banks	1.9
Microsoft Corp.	Systems Software	1.9
General Electric Co.	Industrial
	Conglomerates	1.8
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.7
International Business	IT Consulting &
Machines Corp.	Other Services	1.5
Google Inc.	Internet Software &
	Services	1.5
Merck & Co. Inc.	Pharmaceuticals	1.5
Top Ten		19.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014. For the fiscal year ended September 30, 2014, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2014
Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(5/16/2006)	Investment
	Structured Large-Cap Equity
	Fund*Institutional Shares	22.08%	17.02%	7.59%	$9,224,709
••••••••	S&P 500 Index	19.73	15.70	7.45	9,127,616
– – – –	Large-Cap Core Funds Average	17.40	13.80	6.25	8,308,853
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	7.65	9,268,434
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/15/2006)	Investment
Structured Large-Cap Equity Fund Institutional
Plus Shares	22.17%	17.10%	7.65%	$370,809,151
S&P 500 Index	19.73	15.70	7.42	331,822,341
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	7.63	370,177,045
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2014

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (12.3%)
	Walt Disney Co.	112,579	10,023
	Home Depot Inc.	101,875	9,346
	Comcast Corp. Class A	170,800	9,186
	Lowe’s Cos. Inc.	112,850	5,972
	Marriott International Inc.
	Class A	67,800	4,739
	Macy’s Inc.	78,700	4,579
	Wyndham Worldwide Corp.	55,800	4,534
*	O’Reilly Automotive Inc.	28,300	4,255
	Newell Rubbermaid Inc.	121,500	4,181
	Expedia Inc.	46,500	4,074
	Delphi Automotive plc	66,100	4,055
*	AutoZone Inc.	7,700	3,924
	H&R Block Inc.	122,800	3,808
	Cablevision Systems Corp.
	Class A	211,200	3,698
	Time Warner Inc.	38,300	2,881
*	Chipotle Mexican Grill Inc.
	Class A	4,000	2,666
	NIKE Inc. Class B	26,600	2,373
*	DIRECTV	19,500	1,687
	Time Warner Cable Inc.	11,200	1,607
*	Amazon.com Inc.	4,100	1,322
	Best Buy Co. Inc.	39,300	1,320
	Comcast Corp.	10,525	563
	McDonald’s Corp.	1,447	137
	Johnson Controls Inc.	1,700	75
			91,005
Consumer Staples (8.7%)
	PepsiCo Inc.	106,892	9,951
	CVS Health Corp.	99,800	7,943
	Procter & Gamble Co.	80,594	6,749
	Kimberly-Clark Corp.	52,300	5,626
	Archer-Daniels-Midland Co.	109,600	5,600
	Kroger Co.	100,300	5,216
	Dr Pepper Snapple
	Group Inc.	72,800	4,682

			Market
			Value
		Shares	($000)
	Molson Coors Brewing Co.
	Class B	61,900	4,608
	Tyson Foods Inc. Class A	112,900	4,445
	Coca-Cola Co.	67,580	2,883
	Wal-Mart Stores Inc.	26,946	2,060
	Philip Morris
	International Inc.	22,336	1,863
	Mondelez International Inc.
	Class A	49,100	1,682
*	Monster Beverage Corp.	9,000	825
	Keurig Green Mountain Inc.	2,000	260
	Costco Wholesale Corp.	900	113
			64,506
Energy (9.2%)
	Exxon Mobil Corp.	154,239	14,506
	ConocoPhillips	97,859	7,488
	Occidental Petroleum Corp.	72,000	6,923
	Chevron Corp.	51,956	6,199
	EOG Resources Inc.	57,500	5,694
	Anadarko Petroleum Corp.	54,600	5,539
	Valero Energy Corp.	99,500	4,604
	Chesapeake Energy Corp.	158,200	3,637
*	Newfield Exploration Co.	94,300	3,496
	Nabors Industries Ltd.	152,000	3,460
	Marathon Oil Corp.	67,500	2,537
	Schlumberger Ltd.	20,125	2,046
*	FMC Technologies Inc.	13,200	717
	Phillips 66	6,979	567
*	Southwestern Energy Co.	15,900	556
			67,969
Financials (15.4%)
	Wells Fargo & Co.	277,435	14,390
	Goldman Sachs Group Inc.	40,100	7,361
	American Express Co.	77,000	6,741
	JPMorgan Chase & Co.	100,379	6,047
	Capital One Financial Corp.	69,100	5,640
	Travelers Cos. Inc.	57,900	5,439
	Discover Financial Services	78,950	5,084
	Ameriprise Financial Inc.	40,500	4,997
	Lincoln National Corp.	85,100	4,560

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Regions Financial Corp.	428,300	4,300
	KeyCorp	318,900	4,251
*	Berkshire Hathaway Inc.
	Class B	29,705	4,103
	Assurant Inc.	62,700	4,032
	Simon Property Group Inc.	21,700	3,568
	Bank of America Corp.	202,153	3,447
	Unum Group	89,200	3,067
	BlackRock Inc.	9,200	3,020
	Citigroup Inc.	53,025	2,748
	Fifth Third Bancorp	133,100	2,665
	Host Hotels & Resorts Inc.	119,300	2,545
*	Berkshire Hathaway Inc.
	Class A	11	2,276
	General Growth
	Properties Inc.	83,900	1,976
	Ventas Inc.	30,800	1,908
	Navient Corp.	80,200	1,420
	PNC Financial Services
	Group Inc.	15,000	1,284
	Kimco Realty Corp.	57,200	1,253
	Legg Mason Inc.	21,800	1,115
	SunTrust Banks Inc.	27,700	1,053
	Public Storage	5,300	879
	Prologis Inc.	20,400	769
	US Bancorp	9,600	401
	Comerica Inc.	7,700	384
	Huntington Bancshares Inc.	39,000	379
	Health Care REIT Inc.	3,200	200
			113,302
Health Care (14.7%)
	Johnson & Johnson	157,046	16,739
	Merck & Co. Inc.	186,044	11,029
*	Gilead Sciences Inc.	101,900	10,847
	AbbVie Inc.	139,368	8,050
	Eli Lilly & Co.	100,687	6,530
	Allergan Inc.	34,900	6,219
	Pfizer Inc.	202,175	5,978
*	Express Scripts Holding Co.	83,000	5,862
	WellPoint Inc.	46,600	5,574
	Cardinal Health Inc.	69,400	5,199
	Aetna Inc.	59,700	4,836
	Cigna Corp.	52,900	4,797
*	Edwards Lifesciences Corp.	42,900	4,382
*	Boston Scientific Corp.	358,100	4,229
	Zoetis Inc.	110,600	4,087
*	Biogen Idec Inc.	8,200	2,713
*	Hospira Inc.	10,700	557
	Humana Inc.	3,300	430
	Amgen Inc.	2,200	309
	Bristol-Myers Squibb Co.	4,000	205
	UnitedHealth Group Inc.	1,900	164
			108,736
Industrials (10.7%)
	General Electric Co.	522,122	13,377
	Boeing Co.	58,900	7,503

			Market
			Value
		Shares	($000)
	Caterpillar Inc.	64,000	6,338
	Lockheed Martin Corp.	34,400	6,288
	General Dynamics Corp.	46,500	5,910
	Northrop Grumman Corp.	40,416	5,325
	Southwest Airlines Co.	154,900	5,231
	Illinois Tool Works Inc.	59,200	4,998
	Union Pacific Corp.	43,100	4,673
	L-3 Communications
	Holdings Inc.	36,700	4,364
	Cintas Corp.	60,400	4,264
	Pitney Bowes Inc.	151,400	3,783
	Raytheon Co.	31,900	3,242
	3M Co.	14,000	1,983
	Delta Air Lines Inc.	48,700	1,760
	United Technologies Corp.	1,186	125
			79,164
Information Technology (18.7%)
	Apple Inc.	250,574	25,245
	Microsoft Corp.	307,741	14,267
	International Business
	Machines Corp.	60,240	11,435
*	Facebook Inc. Class A	125,300	9,904
	Intel Corp.	222,153	7,735
	Hewlett-Packard Co.	186,150	6,603
*	Google Inc. Class A	10,505	6,181
	Texas Instruments Inc.	129,200	6,162
	Accenture plc Class A	72,300	5,880
	Intuit Inc.	60,400	5,294
*	Google Inc. Class C	8,705	5,026
	Western Digital Corp.	47,500	4,623
	Seagate Technology plc	80,200	4,593
	Computer Sciences Corp.	70,800	4,329
*	Electronic Arts Inc.	121,400	4,323
	Harris Corp.	56,000	3,718
	MasterCard Inc. Class A	45,000	3,326
	Oracle Corp.	51,988	1,990
	QUALCOMM Inc.	24,057	1,799
	Cisco Systems Inc.	66,015	1,662
	NVIDIA Corp.	56,000	1,033
	Visa Inc. Class A	4,400	939
*	F5 Networks Inc.	7,700	914
*	Cognizant Technology
	Solutions Corp. Class A	9,600	430
	Symantec Corp.	16,300	383
			137,794
Materials (4.0%)
	LyondellBasell Industries
	NV Class A	53,400	5,803
	CF Industries Holdings Inc.	17,700	4,942
	PPG Industries Inc.	23,814	4,685
	Alcoa Inc.	269,300	4,333
	Ball Corp.	67,900	4,296
	Avery Dennison Corp.	70,400	3,144
	United States Steel Corp.	57,400	2,248
			29,451

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
Telecommunication Services (2.9%)
	Verizon
	Communications Inc.	249,996	12,497
	AT&T Inc.	194,135	6,841
	Frontier
	Communications Corp.	320,100	2,084
			21,422
Utilities (3.2%)
	Exelon Corp.	150,500	5,131
	American Electric
	Power Co. Inc.	95,000	4,960
	Entergy Corp.	60,300	4,663
	Edison International	76,500	4,278
	AGL Resources Inc.	77,200	3,963
	Consolidated Edison Inc.	8,300	470
			23,465
Total Common Stocks
(Cost $577,094)			736,814
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.109%	1,255,797	1,256

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3	Federal Home Loan
	Bank Discount Notes,
	0.078%, 10/1/14	200	200
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/27/15	200	200
			400
Total Temporary Cash Investments
(Cost $1,656)			1,656
Total Investments (100.0%)
(Cost $578,750)			738,470

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	818
Liabilities	(1,079)
(261)
Net Assets (100%)	738,209

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	588,413
Undistributed Net Investment Income	10,044
Accumulated Net Realized Losses	(19,951)
Unrealized Appreciation (Depreciation)
Investment Securities	159,720
Futures Contracts	(17)
Net Assets	738,209

Institutional Shares—Net Assets
Applicable to 1,495,494 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	58,151
Net Asset Value Per Share—
Institutional Shares	$38.88

Institutional Plus Shares—Net Assets
Applicable to 8,838,386 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	680,058
Net Asset Value Per Share—
Institutional Plus Shares	$76.94

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends	15,460
Interest[1]	3
Total Income	15,463
Expenses
The Vanguard Group—Note B
Investment Advisory Services	641
Management and Administrative—Institutional Shares	69
Management and Administrative—Institutional Plus Shares	428
Marketing and Distribution—Institutional Shares	12
Marketing and Distribution—Institutional Plus Shares	91
Custodian Fees	12
Auditing Fees	34
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	1,288
Net Investment Income	14,175
Realized Net Gain (Loss)
Investment Securities Sold	100,580
Futures Contracts	450
Realized Net Gain (Loss)	101,030
Change in Unrealized Appreciation (Depreciation)
Investment Securities	30,281
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	30,284
Net Increase (Decrease) in Net Assets Resulting from Operations	145,489
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,175	12,100
Realized Net Gain (Loss)	101,030	62,931
Change in Unrealized Appreciation (Depreciation)	30,284	21,069
Net Increase (Decrease) in Net Assets Resulting from Operations	145,489	96,100
Distributions
Net Investment Income
Institutional Shares	(930)	(313)
Institutional Plus Shares	(11,472)	(10,525)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(12,402)	(10,838)
Capital Share Transactions
Institutional Shares	(4,066)	34,877
Institutional Plus Shares	(55,209)	31,530
Net Increase (Decrease) from Capital Share Transactions	(59,275)	66,407
Total Increase (Decrease)	73,812	151,669
Net Assets
Beginning of Period	664,397	512,728
End of Period[1]	738,209	664,397
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,044,000 and $8,271,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$32.42	$27.83	$21.49	$20.97	$19.47
Investment Operations
Net Investment Income	.710	.618	.531	.428[1]	.366
Net Realized and Unrealized Gain (Loss)
on Investments	6.363	4.542	6.306	.458	1.505
Total from Investment Operations	7.073	5.160	6.837	.886	1.871
Distributions
Dividends from Net Investment Income	(.613)	(.570)	(.497)	(.366)	(.371)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.613)	(.570)	(.497)	(.366)	(.371)
Net Asset Value, End of Period	$38.88	$32.42	$27.83	$21.49	$20.97

Total Return	22.08%	18.93%	32.32%	4.14%	9.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58	$52	$15	$12	$95
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.09%	2.10%	1.95%	1.86%
Portfolio Turnover Rate	68%	62%	64%	67%	61%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$64.10	$55.02	$42.48	$41.98	$38.97
Investment Operations
Net Investment Income	1.455	1.207	1.084	.910[1]	.768
Net Realized and Unrealized Gain (Loss)
on Investments	12.586	9.037	12.466	.906	3.014
Total from Investment Operations	14.041	10.244	13.550	1.816	3.782
Distributions
Dividends from Net Investment Income	(1.201)	(1.164)	(1.010)	(1.316)	(.772)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.201)	(1.164)	(1.010)	(1.316)	(.772)
Net Asset Value, End of Period	$76.94	$64.10	$55.02	$42.48	$41.98

Total Return	22.17%	19.02%	32.42%	4.18%	9.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$612	$497	$379	$570
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.16%	2.17%	2.02%	1.93%
Portfolio Turnover Rate	68%	62%	64%	67%	61%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Large-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Structured Large-Cap Equity Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	736,814	—	—
Temporary Cash Investments	1,256	400	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	738,067	400	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2014	10	983	(14)
S&P 500 Index	December 2014	1	491	(3)
				(17)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2014, the fund had $10,554,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $101,034,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $19,976,000 to offset future net capital gains through September 30, 2018.

At September 30, 2014, the cost of investment securities for tax purposes was $578,750,000. Net unrealized appreciation of investment securities for tax purposes was $159,720,000, consisting of unrealized gains of $165,191,000 on securities that had risen in value since their purchase and $5,471,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $492,235,000 of investment securities and sold $548,027,000 of investment securities, other than temporary cash investments.

Structured Large-Cap Equity Fund

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,401	150	38,717	1,188
Issued in Lieu of Cash Distributions	696	20	—	—
Redeemed	(10,163)	(283)	(3,840)	(129)
Net Increase (Decrease)—Institutional Shares	(4,066)	(113)	34,877	1,059
Institutional Plus Shares
Issued	533	8	27,997	444
Issued in Lieu of Cash Distributions	4,258	63	3,533	66
Redeemed	(60,000)	(784)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(55,209)	(713)	31,530	510

At September 30, 2014, two shareholders were each a record or beneficial owner of 29% or more of the fund’s net assets, with a combined ownership of 92%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains. See Note H.

H. Subsequent to the report date, notice was received that one shareholder intends to redeem approximately 30% of the fund’s net assets. Management has determined that no other material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	1.58%	1.65%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	200	2,983	3,768
Median Market Cap	$40.5B	$51.2B	$51.1B
Price/Earnings Ratio	16.8x	20.5x	20.5x
Price/Book Ratio	2.7x	2.6x	2.6x
Return on Equity	18.1%	18.0%	17.8%
Earnings Growth
Rate	18.4%	15.2%	15.2%
Dividend Yield	1.8%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	60%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.2%	12.4%	12.5%
Consumer Staples	8.3	8.3	8.3
Energy	8.6	8.9	9.1
Financials	17.7	17.4	17.4
Health Care	14.2	13.6	13.5
Industrials	11.1	11.3	11.2
Information
Technology	18.0	19.0	19.0
Materials	4.3	3.9	3.8
Telecommunication
Services	2.8	2.2	2.2
Utilities	2.8	3.0	3.0

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.07	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	2.6%
Johnson & Johnson	Pharmaceuticals	2.0
Wells Fargo & Co.	Diversified Banks	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.5
Gilead Sciences Inc.	Biotechnology	1.3
Pfizer Inc.	Pharmaceuticals	1.3
Facebook Inc.	Internet Software &
	Services	1.3
Microsoft Corp.	Systems Software	1.3
AT&T Inc.	Integrated
	Telecommunication
	Services	1.2
Top Ten		15.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014. For the fiscal year ended September 30, 2014, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2014
Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(11/30/2006)	Investment
	Structured Broad Market
	Fund*Institutional Shares	21.10%	17.52%	6.97%	$8,476,217
••••••••	Russell 3000 Index	17.76	15.78	6.86	8,408,194
– – – –	Multi-Cap Core Funds Average	14.62	13.58	5.64	7,684,190
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	7.01	8,500,709
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $200,000,000
	Year	Years	Years	Investment
Structured Broad Market Fund Institutional
Plus Shares	21.16%	17.60%	8.76%	$463,292,806
Russell 3000 Index	17.76	15.78	8.44	404,278,703
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	456,095,085
The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from September 30, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2014

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.2%)
	Walt Disney Co.	70,200	6,250
	Home Depot Inc.	67,900	6,229
	Comcast Corp. Class A	91,891	4,942
	Lowe’s Cos. Inc.	82,200	4,350
	NIKE Inc. Class B	40,600	3,621
	Marriott International Inc.
	Class A	49,300	3,446
	Macy’s Inc.	58,900	3,427
	Best Buy Co. Inc.	99,800	3,352
*	O’Reilly Automotive Inc.	21,900	3,293
*	Murphy USA Inc.	56,800	3,014
*	Strayer Education Inc.	48,900	2,928
	Cablevision Systems Corp.
	Class A	163,200	2,858
*	Visteon Corp.	28,000	2,723
	Hanesbrands Inc.	22,700	2,439
	Las Vegas Sands Corp.	38,500	2,395
*	Tower International Inc.	82,300	2,073
	Royal Caribbean
	Cruises Ltd.	27,100	1,824
	TJX Cos. Inc.	29,000	1,716
*	Skechers U.S.A. Inc.
	Class A	32,000	1,706
*	DIRECTV	11,500	995
	Time Warner Cable Inc.	6,800	976
*	Buffalo Wild Wings Inc.	4,700	631
*	Amazon.com Inc.	800	258
	Gap Inc.	6,100	254
	Twenty-First Century
	Fox Inc. Class A	6,800	233
			65,933
Consumer Staples (8.2%)
	CVS Health Corp.	65,000	5,173
	PepsiCo Inc.	43,600	4,059
	Archer-Daniels-Midland Co.	77,000	3,935
	Kimberly-Clark Corp.	35,500	3,819
	Kroger Co.	72,700	3,780

			Market
			Value
		Shares	($000)
	Dr Pepper Snapple
	Group Inc.	54,300	3,492
	Tyson Foods Inc. Class A	81,900	3,224
*	Pilgrim’s Pride Corp.	101,350	3,097
	Procter & Gamble Co.	35,651	2,986
	Sanderson Farms Inc.	30,800	2,709
	Altria Group Inc.	51,800	2,380
	Bunge Ltd.	24,200	2,038
	Coca-Cola Co.	31,780	1,356
^	Herbalife Ltd.	19,300	844
	Wal-Mart Stores Inc.	8,465	647
	Philip Morris
	International Inc.	6,650	555
	Molson Coors Brewing Co.
	Class B	6,900	514
			44,608
Energy (8.6%)
	Exxon Mobil Corp.	89,320	8,401
	ConocoPhillips	68,240	5,222
	EOG Resources Inc.	42,400	4,198
	Hess Corp.	38,000	3,584
	Devon Energy Corp.	51,600	3,518
	Chevron Corp.	26,565	3,170
	Chesapeake Energy Corp.	120,000	2,759
*	Kosmos Energy Ltd.	270,800	2,697
	Green Plains Inc.	70,800	2,647
	Occidental Petroleum Corp.	20,200	1,942
*	REX American
	Resources Corp.	26,100	1,902
	SM Energy Co.	21,200	1,654
	Nabors Industries Ltd.	54,000	1,229
	Phillips 66	13,870	1,128
	Cimarex Energy Co.	7,600	962
	Schlumberger Ltd.	8,310	845
	Valero Energy Corp.	11,700	541
			46,399
Financials (17.6%)
	Wells Fargo & Co.	178,370	9,252
	Goldman Sachs Group Inc.	27,200	4,993

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	American Express Co.	54,100	4,736
	Capital One Financial Corp.	50,700	4,138
	PNC Financial Services
	Group Inc.	46,600	3,988
	Travelers Cos. Inc.	38,500	3,617
	Ameriprise Financial Inc.	28,700	3,541
	Allstate Corp.	56,800	3,486
*	Berkshire Hathaway Inc.
	Class B	23,500	3,246
	Everest Re Group Ltd.	19,700	3,192
	JPMorgan Chase & Co.	50,136	3,020
	KeyCorp	225,300	3,003
	Voya Financial Inc.	76,600	2,995
	Fifth Third Bancorp	147,700	2,957
	Discover Financial
	Services	45,400	2,923
	PartnerRe Ltd.	25,300	2,780
	Lincoln National Corp.	49,900	2,674
	RenaissanceRe
	Holdings Ltd.	24,900	2,490
	Simon Property Group Inc.	14,700	2,417
	Regions Financial Corp.	229,400	2,303
	US Bancorp	40,250	1,684
	Bank of America Corp.	91,200	1,555
	Host Hotels & Resorts Inc.	71,400	1,523
	General Growth
	Properties Inc.	62,100	1,462
*	Howard Hughes Corp.	8,800	1,320
	RLJ Lodging Trust	46,000	1,310
^	Ryman Hospitality
	Properties Inc.	25,300	1,197
	Omega Healthcare
	Investors Inc.	34,900	1,193
	Ventas Inc.	19,000	1,177
	Columbia Property Trust Inc.	48,200	1,150
	Citigroup Inc.	21,900	1,135
	Hospitality Properties Trust	41,100	1,104
	Geo Group Inc.	28,500	1,089
	Weingarten Realty
	Investors	31,500	992
	Retail Properties
	of America Inc.	66,900	979
*	World Acceptance Corp.	11,256	760
	Kimco Realty Corp.	26,500	581
	Montpelier Re Holdings Ltd.	17,100	532
	DuPont Fabros
	Technology Inc.	18,800	508
	Assurant Inc.	6,100	392
*	Opus Bank	11,700	358
	Lazard Ltd. Class A	6,600	335
	Brandywine Realty Trust	21,600	304
*	Piper Jaffray Cos.	5,000	261
	MidSouth Bancorp Inc.	12,900	241
	International
	Bancshares Corp.	8,000	197

			Market
			Value
		Shares	($000)
	Reinsurance Group
	of America Inc. Class A	1,300	104
	Astoria Financial Corp.	8,400	104
			95,298
Health Care (14.1%)
	Johnson & Johnson	99,907	10,649
*	Gilead Sciences Inc.	66,900	7,122
	Pfizer Inc.	238,258	7,045
	AbbVie Inc.	93,600	5,406
*	Celgene Corp.	53,100	5,033
	Eli Lilly & Co.	71,920	4,664
	Merck & Co. Inc.	74,183	4,398
*	Express Scripts Holding Co.	55,900	3,948
	WellPoint Inc.	32,000	3,828
	Cardinal Health Inc.	49,400	3,701
	Cigna Corp.	39,000	3,537
*	Edwards Lifesciences Corp.	32,300	3,299
	CR Bard Inc.	21,200	3,025
*	Charles River Laboratories
	International Inc.	42,600	2,545
*	Covance Inc.	26,200	2,062
	Omnicare Inc.	25,500	1,588
	Abbott Laboratories	38,000	1,580
	McKesson Corp.	7,600	1,479
*	Boston Scientific Corp.	81,100	958
*	Quintiles Transnational
	Holdings Inc.	10,500	586
*	Alliance HealthCare
	Services Inc.	12,600	285
			76,738
Industrials (11.1%)
	General Electric Co.	251,380	6,440
	Boeing Co.	39,950	5,089
	Union Pacific Corp.	43,800	4,749
	Lockheed Martin Corp.	24,300	4,441
	General Dynamics Corp.	31,700	4,029
	Northrop Grumman Corp.	29,630	3,904
	Southwest Airlines Co.	110,800	3,742
	Illinois Tool Works Inc.	39,700	3,351
*	United Rentals Inc.	28,800	3,200
	Trinity Industries Inc.	68,100	3,182
*	Spirit AeroSystems
	Holdings Inc. Class A	82,400	3,136
	Greenbrier Cos. Inc.	42,700	3,133
	Pitney Bowes Inc.	115,300	2,881
	Alaska Air Group Inc.	64,600	2,813
	Huntington Ingalls
	Industries Inc.	26,100	2,720
	Caterpillar Inc.	22,900	2,268
	L-3 Communications
	Holdings Inc.	5,500	654
	Kimball International Inc.
	Class B	19,700	296
			60,028

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Information Technology (17.9%)
	Apple Inc.	138,740	13,978
*	Facebook Inc. Class A	88,300	6,979
	Microsoft Corp.	147,397	6,833
	International Business
	Machines Corp.	34,042	6,462
	Hewlett-Packard Co.	130,700	4,636
	Texas Instruments Inc.	83,100	3,963
	MasterCard Inc. Class A	53,000	3,918
	Western Digital Corp.	36,100	3,513
*	Electronic Arts Inc.	89,700	3,194
	Computer Sciences Corp.	50,800	3,106
*	Take-Two Interactive
	Software Inc.	134,400	3,101
	Booz Allen Hamilton
	Holding Corp. Class A	119,400	2,794
*	ARRIS Group Inc.	96,900	2,748
*	Google Inc. Class C	4,680	2,702
*	Aspen Technology Inc.	71,400	2,693
*	Google Inc. Class A	4,480	2,636
*	Advanced Micro
	Devices Inc.	730,200	2,490
	Heartland Payment
	Systems Inc.	50,900	2,429
	Anixter International Inc.	27,400	2,325
*	Manhattan Associates Inc.	66,400	2,219
*	Freescale
	Semiconductor Ltd.	110,900	2,166
	CDW Corp.	66,600	2,068
*,^	Glu Mobile Inc.	359,400	1,858
	Intuit Inc.	15,000	1,315
	Harris Corp.	19,000	1,262
	Intel Corp.	35,990	1,253
	Broadridge Financial
	Solutions Inc.	24,500	1,020
	Oracle Corp.	15,448	591
*	Alliance Data Systems Corp.	2,300	571
	QUALCOMM Inc.	7,300	546
	Marvell Technology
	Group Ltd.	35,000	472
	Lexmark International Inc.
	Class A	10,200	433
	Cisco Systems Inc.	15,450	389
*	Gartner Inc.	3,100	228
	DST Systems Inc.	2,590	217
	Skyworks Solutions Inc.	3,200	186
			97,294
Materials (4.3%)
	LyondellBasell Industries
	NV Class A	37,500	4,075
	PPG Industries Inc.	18,550	3,650
	CF Industries Holdings Inc.	12,400	3,462
	Ball Corp.	48,800	3,088
*	Stillwater Mining Co.	149,200	2,242
	Sherwin-Williams Co.	9,900	2,168

		Market
		Value
	Shares	($000)
Westlake Chemical Corp.	17,600	1,524
Avery Dennison Corp.	29,100	1,299
NewMarket Corp.	2,800	1,067
Dow Chemical Co.	15,600	818
		23,393
Telecommunication Services (2.8%)
Verizon
Communications Inc.	165,557	8,276
AT&T Inc.	190,629	6,718
		14,994
Utilities (2.7%)
Exelon Corp.	106,700	3,637
Edison International	61,300	3,428
American Electric
Power Co. Inc.	65,500	3,420
Entergy Corp.	42,300	3,271
Avista Corp.	26,300	803
AGL Resources Inc.	6,600	339
		14,898
Total Common Stocks
(Cost $412,163)		539,583
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market
Liquidity Fund, 0.109%	3,348,734	3,349

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Fannie Mae Discount Notes,
0.075%, 10/15/14	100	100
[5,6] Federal Home Loan Bank
Discount Notes, 0.074%,
12/5/14	100	100
		200
Total Temporary Cash Investments
(Cost $3,549)		3,549
Total Investments (100.2%)
(Cost $415,712)		543,132
Other Assets and Liabilities (-0.2%)
Other Assets		1,062
Liabilities[3]		(2,007)
		(945)
Net Assets (100%)		542,187

Structured Broad Market Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	349,532
Undistributed Net Investment Income	6,740
Accumulated Net Realized Gains	58,512
Unrealized Appreciation (Depreciation)
Investment Securities	127,420
Futures Contracts	(17)
Net Assets	542,187

Institutional Shares—Net Assets
Applicable to 689,138 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	25,692
Net Asset Value Per Share—
Institutional Shares	$37.28

Institutional Plus Shares—Net Assets
Applicable to 6,930,503 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	516,495
Net Asset Value Per Share—
Institutional Plus Shares	$74.52

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $809,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $902,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends	10,308
Interest[1]	4
Securities Lending	6
Total Income	10,318
Expenses
The Vanguard Group—Note B
Investment Advisory Services	543
Management and Administrative—Institutional Shares	28
Management and Administrative—Institutional Plus Shares	252
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—Institutional Plus Shares	67
Custodian Fees	9
Auditing Fees	32
Total Expenses	933
Net Investment Income	9,385
Realized Net Gain (Loss)
Investment Securities Sold	63,106
Futures Contracts	485
Realized Net Gain (Loss)	63,591
Change in Unrealized Appreciation (Depreciation)
Investment Securities	28,703
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	28,712
Net Increase (Decrease) in Net Assets Resulting from Operations	101,688
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,385	8,642
Realized Net Gain (Loss)	63,591	52,044
Change in Unrealized Appreciation (Depreciation)	28,712	28,374
Net Increase (Decrease) in Net Assets Resulting from Operations	101,688	89,060
Distributions
Net Investment Income
Institutional Shares	(270)	(156)
Institutional Plus Shares	(8,224)	(8,303)
Realized Capital Gain[1]
Institutional Shares	(657)	—
Institutional Plus Shares	(19,311)	—
Total Distributions	(28,462)	(8,459)
Capital Share Transactions
Institutional Shares	7,179	5,441
Institutional Plus Shares	(18,827)	7,941
Net Increase (Decrease) from Capital Share Transactions	(11,648)	13,382
Total Increase (Decrease)	61,578	93,983
Net Assets
Beginning of Period	480,609	386,626
End of Period[2]	542,187	480,609
1 Includes fiscal 2014 short-term gain distributions totaling $1,585,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,740,000 and $5,849,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$32.59	$27.10	$21.03	$20.70	$18.99
Investment Operations
Net Investment Income	.632	.573	.544	.385[1]	.376
Net Realized and Unrealized Gain (Loss)
on Investments	5.996	5.492	5.973	.338	1.672
Total from Investment Operations	6.628	6.065	6.517	.723	2.048
Distributions
Dividends from Net Investment Income	(.564)	(.575)	(.447)	(.393)	(.338)
Distributions from Realized Capital Gains	(1.374)	—	—	—	—
Total Distributions	(1.938)	(.575)	(.447)	(.393)	(.338)
Net Asset Value, End of Period	$37.28	$32.59	$27.10	$21.03	$20.70

Total Return	21.10%	22.85%	31.43%	3.37%	10.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$16	$7	$6	$5
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.94%	2.19%	1.64%	1.91%
Portfolio Turnover Rate	60%	63%	58%	56%	52%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$65.15	$54.17	$42.02	$41.36	$37.94
Investment Operations
Net Investment Income	1.303	1.186	1.122	.796[1]	.778
Net Realized and Unrealized Gain (Loss)
on Investments	11.981	10.980	11.951	.672	3.343
Total from Investment Operations	13.284	12.166	13.073	1.468	4.121
Distributions
Dividends from Net Investment Income	(1.169)	(1.186)	(.923)	(.808)	(.701)
Distributions from Realized Capital Gains	(2.745)	—	—	—	—
Total Distributions	(3.914)	(1.186)	(.923)	(.808)	(.701)
Net Asset Value, End of Period	$74.52	$65.15	$54.17	$42.02	$41.36

Total Return	21.16%	22.95%	31.56%	3.43%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$516	$465	$379	$290	$304
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.01%	2.26%	1.71%	1.98%
Portfolio Turnover Rate	60%	63%	58%	56%	52%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Broad Market Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Broad Market Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	539,583	—	—
Temporary Cash Investments	3,349	200	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	542,927	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2014	5	2,457	(17)
E-mini S&P 500 Index	December 2014	1	98	—
				(17)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2014, the fund had $23,662,000 of ordinary income and $41,852,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $415,712,000.

Net unrealized appreciation of investment securities for tax purposes was $127,420,000, consisting of unrealized gains of $133,154,000 on securities that had risen in value since their purchase and $5,734,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $320,396,000 of investment securities and sold $350,576,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	6,643	195	5,285	201
Issued in Lieu of Cash Distributions	536	16	156	6
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Shares	7,179	211	5,441	207
Institutional Plus Shares
Issued	7,200	110	74,668	1,229
Issued in Lieu of Cash Distributions	20,486	310	2,609	49
Redeemed	(46,513)	(627)	(69,336)	(1,141)
Net Increase (Decrease) —Institutional Plus Shares	(18,827)	(207)	7,941	137

At September 30, 2014, one shareholder was the record or beneficial owner of 95% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the Structured Broad Market Fund are qualified short-term capital gains.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	—
Structured Broad Market Fund	18,383

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	12,402
Structured Broad Market Fund	8,494

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity Fund	100.0%
Structured Broad Market Fund	34.4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,069.60	$1.25
Institutional Plus Shares	1,000.00	1,070.10	0.88
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,052.22	$1.23
Institutional Plus Shares	1,000.00	1,052.69	0.87
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $98,000
Fiscal Year Ended September 30, 2013: $86,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 19, 2014
VANGUARD QUANTITATIVE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.